                                                                     Exhibit 4.1

   NUMBER                                                                 SHARES
ISG                      INTERNATIONAL STEEL GROUP INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                        COMMON STOCK

                                                               CUSIP 460377 10 4

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                 AND RESTRICTIONS ON TRANSFER

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THIS CERTIFIES THAT







Is the OWNER of
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER
                                   SHARE, OF
                         INTERNATIONAL STEEL GROUP INC.

(herein called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued under and shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the principal offices of the Corporation and the Transfer Agent, to all of which the holder of this Certificate, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

  IN WITNESS WHEREOF, the Corporation has cause the facsimile signature of its duly authorized officers and its facsimile seal to be hereunto affixed.

Dated:


                      [International Steel Group Inc. Seal]

/s/ Leonard M Anthony                                /s/ Rodney B. Mott
      Secretary                            President and Chief Executive Officer



COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY
(Cranford, NJ)  TRANSFER AGENT
                 AND REGISTRAR

BY        AUTHORIZED SIGNATURE

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - __________Custodian____________
                      (Cust)              (Minor)
                    under Uniform Gifts to Minors
                    Act____________________________
                                (State)

UNIF TRANS MIN ACT - _____________Custodian_____________
                         (Cust)               (Minor)
                     under Uniform Transfer to Minors
                     Act________________________________
                                    (State)

Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                                  ]___________________________________________

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE.
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of International Steel Group Inc. with full power of substitution in the premises.

Dated,________________________________


                        X______________________________

                        X______________________________
                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED






By_________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.